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                                                                  Exhibit 23(b)

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8, of our reports dated February 10, 1999 included in Transaction Network Services, Inc. and Subsidiaries' Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.

                                                   /s/ ARTHUR ANDERSEN LLP
                                                   ------------------------
                                                   ARTHUR ANDERSEN LLP

Washington, D.C.,
July 12, 1999